UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

 PURSUANT TO SECTION 14A

of the

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [    ]

Check the appropriate box:

         [  ]    Preliminary Proxy Statement
         [  ]    Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
         [X ]    Definitive Proxy Statement
         [  ]    Definitive Additional Materials
         [  ]    Soliciting Material Pursuant to Section 240.14a-12

ALPHARX, INC.

 (Name of Registrant as Specified in its Charter)

N/A

 (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

         [ X]     No fee required.
         [  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  4) Proposed maximum aggregate value of transaction: 0
                  5) Total fee paid: $0.00

         [  ]     Fee paid previously with preliminary materials.
         [  ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the
                  Form or Schedule and the date of its filing.
                  1) Amount Previously Paid:
                  2) Form, Schedule or Registration No.:
                  3) Filing Party:
                  4) Date Filed:

ALPHARX, INC.

200-168 Konrad Crescent

Markham, Ontario, Canada L3R 9T9

Telephone (905) 479-3245

February 23, 2004

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of AlphaRx, Inc. (“Corporation”) to be held at 10:00 a.m. on Wednesday the 31st of March 2004 at the Corporation’s offices located at 200-168 Konrad Crescent, Markham, Ontario, Canada L3R 9T9. Please find enclosed a Notice of Annual Meeting, a Proxy Statement describing the business to be transacted at the meeting, a proxy form for use in voting at the meeting and our Annual Report.

At the Annual Meeting, you will be asked (i) to elect three directors to the Corporation’s board of directors; (ii) to ratify management’s appointment of Schwartz Levitsky Feldman LLP as the independent accountants for the Corporation for the fiscal year ending September 30, 2004; and (iii) to act upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The accompanying Notice of Annual Meeting and Proxy Statement fully describe the specific matters that will be acted upon. In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Thank you.

Sincerely,

/s/ Michael Lee

Michael Lee

Chairman of the Board of Directors

ALPHARX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that an Annual Meeting of Stockholders of AlphaRx, Inc. (“Corporation”) will be held at 10:00 a.m. on Wednesday the 31st of March 2004 at the Corporation’s offices located at 200-168 Konrad Crescent, Markham, Ontario, Canada L3R 9T9. At the Annual Meeting, stockholders will vote on the following matters:

(1)	The election of three directors to serve a term of one year or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal from office;

(2)	Management’s appointment of Schwartz Levitsky Feldman LLP as the independent accountants for the Corporation for the fiscal year ending September 30, 2004;

(3)	The transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Information regarding the above matters is set forth in the Proxy Statement that accompanies this notice.

The board of directors of the Corporation has fixed the close of business on February 19, 2004, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to notice of and to vote at the Annual Meeting will be maintained at the Corporation’s principal executive offices during ordinary business hours for a period of ten days prior to the Annual Meeting. The list will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during this time. The stockholders list will also be produced at the time and place of the Annual Meeting and will be open during the whole time thereof.

By Order of the Board of Directors

/s/ Michael Lee

Michael Lee, Chairman of the Board of Directors

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

NON-U.S.  SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO SIGNATURE STOCK TRANSFER, INC., ATTN: JASON BOGUTSKI, AT (972) 612-4122 MR. BOGUTSKI’ PHONE NUMBER IS (972) 612-4120.

IF YOU HOLD YOUR SHARES IN “STREET-NAME,” PLEASE NOTE THAT ONLY YOUR BROKERAGE FIRM OR BANK CAN SIGN A PROXY ON YOUR BEHALF, AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. WE URGE YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY, AND INSTRUCT THEM TO EXECUTE A PROXY IN FAVOR OF THE MATTERS PRESENTED IN THE PROXY STATEMENT.

ALPHARX, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of AlphaRx, Inc. (“Corporation”) to be held on Wednesday, the 31st of March, 2004 at 10:00 a.m. local time at the Corporation’s offices located at 200-168 Konrad Crescent, Markham, Ontario, Canada L3R 9T9, and at any and all adjournments thereof. The accompanying proxy is solicited by the board of directors of the Corporation and is revocable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy, see “Solicitation Procedures.”

When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of the board of directors’ nominees as directors and in favor of the other proposals set forth in the Proxy Statement.

This Proxy Statement is first being mailed to stockholders on or about February 23, 2004.

MATTERS TO BE CONSIDERED AT THE MEETING

Stockholders will be asked to consider and act upon three proposals at the Annual Meeting.

The first proposal is to elect three directors, namely, Michael Lee, Dr. David Milroy, and Dr. Ford Moore to serve a term of one year or until their successors are duly elected and qualified or until the earlier of their deaths, resignation or removal from office.

Michael Lee has served as a director since founding the Corporation and has indicated his willingness to remain in such capacity. Dr. Milroy and Dr. Moore were elected at the last annual meeting of the stockholders and have indicated their willingness to remain in such capacity.

The second proposal is to consider the board of directors’ appointment of Schwartz Levitsky Feldman LLP as the independent auditors for the Corporation for the fiscal year ending September 30, 2004. Schwartz Levitsky Feldman L.L.P. currently acts as the Corporation’s independent auditors and has indicated its willingness to remain in such capacity.

The third proposal is to consider such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. The Corporation is not aware of any such business that will be presented to the stockholders at the Annual Meeting.

RECORD DATE

The Corporation’s securities entitled to vote at the Annual Meeting consist of common stock, par value $0.0001 per share. Only stockholders of record at the close of business on February 19, 2004 are entitled to notice of and to vote at the Annual Meeting. At the record date, the Corporation had outstanding 17,020,082 shares of common stock that were owned by approximately 64 stockholders of record.

The holders of record of common stock on the record date will be entitled to one vote per share on all matters including the election of directors.

Properly executed proxies received in time for the Annual Meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted FOR the proposal to elect each of the slated nominees to the board of directors to serve a term of one year or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office, and FOR the appointment of Schwartz Levitsky Feldman L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2004. At the date of this Proxy Statement, management of the Corporation knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the person named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with his best judgment on such matters.

QUORUM AND VOTES REQUIRED

The holders of a majority of the total shares of common stock issued and outstanding at the close of business on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies. Assuming a quorum is present, the affirmative vote of a majority of the total shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of any proposal to be voted upon at the Annual Meeting as presented herein.

Shares abstaining or withheld from voting, as well as broker “non-votes,” are counted as shares represented at the Annual Meeting in order to determine a quorum, but will not be counted as votes cast in favor of the proposals. Therefore, abstentions and votes withheld, as well as broker “non-votes,” will have the effect of a vote against the proposals. The term broker “non-votes” refers to shares held by brokers and other nominees or fiduciaries that are present at the Annual Meeting, but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter’s non-routine matter.

SOLICITATION PROCEDURES

Proxies will be solicited primarily by mail. However, in addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Corporation (who will not be compensated separately for their services) by mail, telephone, telegraph, cable, or personal discussion. The Corporation will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Corporation will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Corporation’s common stock. The costs of soliciting proxies will be paid by the Corporation (under $5,000).

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the secretary of the Corporation a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of common stock in person at the Annual Meeting. Any notice revoking a proxy should be sent to Signature Stock Transfer, Inc., attention Jason Bogutski, 2301 Ohio Drive, Suite 100, Plano, Texas 75093 or forwarded by facsimile to (972) 612-4122.

Please complete, date, sign and return the accompanying proxy promptly.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THE CORPORATION URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation’s common stock as of February 19, 2004 with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation’s common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of February 19, 2004, there were 17,020,082 shares of common stock issued and outstanding.

------------------------- --------------------------------- ----------------- ------------------ ------------------

TITLE OF                  NAME AND ADDRESS OF BENEFICIAL                      NATURE OF          PERCENTAGE
CLASS                     OWNER                             NUMBER OF SHARES  OWNERSHIP
------------------------- --------------------------------- ----------------- ------------------ ------------------
------------------------- --------------------------------- ----------------- ------------------ ------------------
Common Stock              Michael Lee, Chief Executive
                          Officer/ Chairman of the Board
                          of Directors
                          200-168 Konrad Crescent
($0.0001 par value)       Markham, Ontario, Canada L3R 9T9  7,580,726         LEGAL              44.53%
------------------------- --------------------------------- ----------------- ------------------ ------------------
                          Dr. Ford Moore, Director
Common Stock ($0.0001     200-168 Konrad Crescent
par value)                Markham, Ontario, Canada L3R 9T9  492,579           LEGAL              2.89%
------------------------- --------------------------------- ----------------- ------------------ ------------------
                          Dr. David Milroy, Director
Common Stock ($0.0001     200-168 Konrad Crescent                             LEGAL/
par value)                Markham, Ontario, Canada L3R 9T9  220,000           BENEFICAL          1.3%
------------------------- --------------------------------- ----------------- ------------------ ------------------
                          Marcel Urbanc,
                          Chief Financial Officer
Common Stock ($0.0001     200-168 Konrad Crescent
par value)                Markham, Ontario, Canada L3R 9T9  20,000            BENEFICIAL         < 0.01%
------------------------- --------------------------------- ----------------- ------------------ ------------------

                          Joseph Schwarz
                          Chief
                          Scientist
Common Stock              200-168 Konrad Crescent
($0.0001 par value)       Markham, Ontario, Canada L3R 9T9  602,500           LEGAL              3.54%
------------------------- --------------------------------- ----------------- ------------------ ------------------
                          Michael Weisspaper
                          Chief Medical Officer
                          200-168 Konrad Crescent
Common Stock              Markham, Ontario, Canada L3R
($0.0001 par value)       9T9                               457,500           LEGAL              2.67%
------------------------- --------------------------------- ----------------- ------------------ ------------------
                          Sandro Persia,
                          Secretary,
                          200-168 Konrad Crescent
Common Stock ($0.0001     Markham, Ontario, Canada L3R
par value)                9T9                               16,000            LEGAL              < 0.01%
------------------------- --------------------------------- ----------------- ------------------ ------------------

------------------------- --------------------------------- ----------------- ------------------ ------------------
Common Stock              Directors and Executive           9,389,305         LEGAL              55.17%
($0.0001) par value       Officers as a Group (7)
------------------------- --------------------------------- ----------------- ------------------ ------------------

PROPOSAL ONE—ELECTION OF DIRECTORS

The board of directors has proposed that Michael Lee, Dr. David Milroy, and Dr. Ford Moore be elected as directors that would serve one year terms or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office.

 Michael Lee, 42 was appointed to the Corporation’s board of directors in August of 1997, and currently serves as our chief executive officer and chairman of the board of directors. Mr. Lee has over 15 years of business experience in the areas of high tech development, marketing and corporate finance. Mr. Lee holds a B.Sc. in Applied Mathematics from the University of Western Ontario.

Dr. David Milroy D.D.S., M.R.C.D. (C), 54 was elected to the Corporation’s board of directors in April of 2003. Dr. Milroy is a Certified Oral & Maxillofacial Surgeon and has been in private practice in Richmond Hill, Woodridge, and Port Hope, Ontario for the past twenty years. He graduated from the University of Toronto, Faculty of Dentistry with a Doctor of Dental Surgery degree in 1976 and completed a hospital Residency in Oral Surgery and Anesthesia at Toronto General Hospital, Toronto Doctor’s Hospital and the University of Toronto in 1980.

Dr. Ford Moore D.D.S., F.R.C.D. (C), 54 was elected to the Corporation’s board of directors in April of 2003. Dr. Moore is a certified Oral & Maxillofacial Surgeon, is engaged in a full time practice in Newmarket, Ontario that he established in 1981. Dr. Moore graduated from the University of Toronto with a Doctor of Dental Surgery Degree in 1976, and completed a hospital Residency in Oral Surgery and Anesthesia at Toronto General Hospital, Toronto Doctor’s Hospital and the University of Toronto in 1980.

REQUIRED VOTE AND RECOMMENDATION

A plurality of the votes cast at the Annual Meeting is required to elect each nominee. Accordingly, abstentions and broker non-votes will have no effect on the election of directors. Shares represented by proxies will be voted for the election of the nominees named above unless authority to do so is withheld. The board of directors has no reason to believe that any nominee will be unable or unwilling to serve if elected. If either nominee should be unable to serve, shares represented by proxies may be voted for a substitute nominee recommended by the board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED ELECTION OF MICHAEL LEE, DR. DAVID MILROY AND DR. FORD MOORE TO THE BOARD OF DIRECTORS.

PROPOSAL TWO—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The board of directors has appointed Schwartz Levitsky Feldman LLP as the independent accountants to audit the consolidated financial statements of the Corporation for the fiscal year ending September 30, 2004. The board of directors has determined that it would be desirable to request that the stockholders ratify the appointment. Schwartz Levitsky Feldman LLP served as the Corporation’s independent auditor for the fiscal year ended September 30, 2003, and has reported on the Corporation’s consolidated financial statements for that year.

The board of directors has the responsibility for selecting the Corporation’s independent accountants, and stockholder ratification is not required. However, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the stockholders’ opinions, which the board of directors will take into consideration in future deliberations. If the selection of Schwartz Levitsky Feldman LLP is not ratified at the Annual Meeting, the board of directors will consider the engagement of other independent accountants. The board of directors may terminate the engagement of Schwartz Levitsky Feldman LLP as the Corporation’s independent accountants without the approval of the Corporation’s stockholders whenever the board of directors deems termination necessary or appropriate.

REQUIRED VOTE AND RECOMMENDATION

Ratification of the appointment of Schwartz Levitsky Feldman LLP as the Corporation’s independent accountants for the fiscal year ending September 30, 2004, requires the number of votes cast in favor of the ratification to exceed the number of votes cast in opposition to the ratification. Absentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the ratification of the appointment of Schwartz Levitsky Feldman LLP. Shares represented by proxies will be voted for the ratification of Schwartz Levitsky Feldman LLP as the Corporation’s independent accountants for the fiscal year ending September 30, 2004, unless authority to do so is withheld.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN LLP AS THE CORPORATION’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.

BOARD OF DIRECTORS

Set forth below is certain information concerning the Corporation’s board of directors.

Name of  Director      Age           Title                                                      Directors Term Ending

Michael Lee               42              Chief Executive Officer                        2004

                                                     Chairman of the Board of Directors

Dr. David Milroy         54              Director                                               2004

Dr. Ford Moore          54              Director                                               2004

Michael Lee was appointed to the Corporation’s board of directors during August 1997, and currently serves as the chairman of our board of directors and our chief executive officer. Due to the nature of Mr. Lee’s experience as the original founder of the Corporation and his current positions as a director and officer of the Corporation, he has been involved in all aspects of the Corporation’s development since formation.

Dr. David Milroy was elected to the Corporation’s board of directors in April of 2003. Dr. Milroy is a Certified Oral & Maxillofacial Surgeon and has been in private practice in Richmond Hill, Woodridge, and Port Hope, Ontario for the past twenty years. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations. Dr. Milroy’s extensive experience in dentistry and active participation in the medical community at large bring a tested approach to his duties as a director the Corporation.

Dr. Ford Moore was elected to the Corporation’s board of directors in April of 2003. Dr. Moore is a certified Oral& Maxillofacial Surgeon, is engaged in a full time practice in Newmarket, Ontario that he established in 1981. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations. Dr. Moore’s extensive experience in dentistry and active participation in the medical community at large have proven valuable in his service as a director of the Corporation.

Corporate Governance; Board Committees; and Meetings

The Corporation has evaluated its current corporate governance policies and practices and instituted changes in corporate governance in compliance with current and proposed corporate accountability standards required under the Sarbanes-Oxley Act of 2002. The results of that evaluation were a determination to form a standing audit committee. An audit committee has not yet been formed. Therefore, all decisions regarding financial disclosure in connection with the Corporation’s audited and un-audited financial statements are determined by the board of directors.

The board of directors held 2 meetings during fiscal 2003. Various matters were also approved during fiscal 2003 by unanimous written consent of the board of directors.

Compensation of Directors

The Corporation’s directors are not compensated for their services as directors.

Term of Office

The Corporation’s bylaws provide that the board of directors may be comprised of one or more directors who are elected at the annual meeting of the stockholders to serve until his or her successor is elected and qualifies. The Corporation proposes to elect Michael Lee, Dr. David Milroy and Dr. Ford Moore as directors to serve until the next annual meeting of the Corporation’s stockholders and successors are elected and qualified.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the Securities and Exchange Commission, each director and nominee and certain executive officers, namely each of Michael Lee, Marcel Urbanc, Joseph Schwarz, Sandro Persia, David Milroy, Ford Moore and Michael Weisspaper may be deemed a “participant” in the Corporation’s solicitation of proxies. In the event any of these persons is deemed to be a participant, and without acknowledging that any such person is a participant, the Corporation furnishes the following information.

The principal business address of each of the directors and executive officers is 200-168 Konrad Crescent, Markham, Ontario, Canada L3R 9T9. Except as set forth in this Proxy Statement, to the knowledge of the Corporation, none of the directors or nominees of the Corporation or any other persons participating in this solicitation on behalf of the Corporation, or, with respect to items (ii), (viii) and (ix) of this paragraph, any associate of the foregoing persons, (i) has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting, other than the interest of the director nominees in being elected and each director’s interest in the operations of the Corporation, to the extent that each believes the proposals set forth herein may contribute favorably to the Corporation’s operations, (ii) owns beneficially, directly or indirectly, any securities of the Corporation, except as set forth in “Security Ownership of Certain Beneficial Owners, Directors and Management,” (iii) owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Corporation, (iv) owns any securities of the Corporation of record but not beneficially, (v) has purchased or sold any securities of the Corporation within the past two years, (vi) has incurred indebtedness for the purpose of acquiring or holding securities of the Corporation within the past two years, (vii) is or has within the past year been a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, except for any employment agreement, stock option grant or similar agreement with respect to the information described in “Executive Compensation” and “Directors—Director Compensation,” (viii) has since the beginning of the Corporation’s last fiscal year, been indebted to the Corporation or any of its subsidiaries in excess of $60,000, (ix) has any arrangement or understanding with respect to future employment by the Corporation or any of its affiliates or with respect to any future transactions to which the Corporation or its affiliates will or may be a party or (x) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years. In addition, except as set forth in this Proxy Statement, to the knowledge of the Corporation, none of the directors of the Corporation or any other person participating in this solicitation on behalf of the Corporation, nor any associates of any of the foregoing persons, has had or is to have a direct or indirect material interest in any transaction or proposed transaction with the Corporation in which the amount involved exceeds $60,000 since the beginning of the Corporation’s last fiscal year. Each such person’s principal occupation or employment, and the name and principal business of any corporation or organization in which such employment is carried on, are disclosed under “Directors” and “Executive Officers.”

EXECUTIVE COMPENSATION

The table below summarizes the compensation received by the Corporation’s chief executive officer for the fiscal years ended September 30, 2003, 2002 and 2001 and each other current executive officer of the Corporation who received compensation in excess of $60,000 for services rendered during any of those years (“named executive officers”). No other executive officer of the Corporation received compensation in excess of $60,000 during such years.

SUMMARY COMPENSATION TABLE

-------------------------- ------------------------------------- --------------------------------------------------------------
                                    Annual Compensation          Long Term Compensation
---------------------------------------------------------------- ------------------------------- ------------------------------
                                                                 Awards                                     Payouts
---------------- -------- ---------- -------- ------------------ ---------------- -------------- ----------- ------------------
                                                                                   Securities
   Name and                                     Other Annual       Restricted      Underlying    LTIP            All Other
   Principal               Salary     Bonus     Compensation     Stock Award(s)      Options      payouts      Compensation
   Position       Year       ($)       ($)           ($)               ($)           SARs(#)        ($)             ($)
---------------- -------- ---------- -------- ------------------ ---------------- -------------- ----------- ------------------
  Michael Lee     2003     83,652       -             -          172,500*         150,000*           -               -
     Chief        2002     230,000      -             -          360,000*               -            -               -
   Executive      2001     74,000       -             -          260,000*               -            -               -
    Officer

---------------- -------- ---------- -------- ------------------ ---------------- -------------- ----------- ------------------
---------------- -------- ---------- -------- ------------------ ---------------- -------------- ----------- ------------------
Joseph Schwarz   2003     56,992        -             -          122,500**        80,000**           -               -
Chief Scientist  2002     150,000       -             -          240,000**              -            -               -
                 2001     84,000        -             -          240,000**              -            -               -

---------------- -------- ---------- -------- ------------------ ---------------- -------------- ----------- ------------------
---------------- -------- ---------- -------- ------------------ ---------------- -------------- ----------- ------------------
    Michael      2003     46,992        -             -          97,500***        80,000***          -               -
  Weisspapir     2002     114,000       -             -          180,000***             -            -               -
 Chief Medical   2001     63,000        -             -          180,000***             -            -               -
    Officer
---------------- -------- ---------- -------- ------------------ ---------------- -------------- ----------- ------------------
---------------- -------- ---------- -------- ------------------ ---------------- -------------- ----------- ------------------
 Marcel Urbanc   2003     13,000        -             -                   -       80,000****         -               -
     Chief       2002          -        -             -                   -             -            -               -
   Financial     2001          -        -             -                   -             -            -               -
    Officer
---------------- -------- ---------- -------- ------------------ ---------------- -------------- ----------- ------------------

* Michael Lee was granted during the fiscal year ended September 30. 2003 a five year option to purchase 150,000 shares of restricted stock with an exercise price of $0.69 per share. Further, Mr. Lee accepted 172,500 shares of restricted common stock in lieu of salary for the for the first two fiscal quarters of 2003, 360,000 shares of restricted common stock in lieu of salary for the first three fiscal quarters of 2002 and 260,000 shares of restricted common stock in lieu of salary for the fiscal year ended 2000 and for the first fiscal quarter of 2001.

** Dr. Joseph Schwarz was granted during the fiscal year ended September 30, 2003 a five year option to purchase 80,000 shares of restricted stock with an exercise price of $0.63 per share. Further, Dr. Schwartz accepted 122,500 shares of restricted common stock in lieu of salary for first two fiscal quarters of 2003, accepted 240,000 shares of restricted common stock in lieu of salary for the first three fiscal quarters of 2002 and 240,000 shares of restricted common stock in lieu of salary for the fiscal year ended 2000 and for the first fiscal quarter of 2001.

*** Dr. Michael Weisspapir was granted during the fiscal year ended September 30, 2003 a five year option to purchase 80,000 shares of restricted stock with an exercise price of $0.63 per share. Further, Dr. Weisspapir accepted 97,500 shares of restricted common stock in lieu of salary for first two fiscal quarters of 2003, accepted 180,000 shares of restricted common stock in lieu of salary for the first three fiscal quarters of 2002 and 180,000 shares of restricted common stock in lieu of salary for the fiscal year ended 2000 and for the first fiscal quarter of 2001.

**** Marcel Urbanc was granted during the fiscal year ended September 30, 2003 a five year option to purchase 80,000 shares of restricted stock with an exercise price of $0.63 per share

Option Grants in Last Fiscal Year

The Corporation granted options to its executive officers during fiscal 2003, specifically, Michael Lee, Dr. Schwarz, Dr. Wiesspapir and Marcel Urbanc, as detailed above in the Summary Compensation Table.

Executive Employment Agreements

The Corporation entered into an employment agreement with Michael M. Lee on July 1, 2000, pursuant to which Mr. Lee was employed as its chief executive officer. The agreement, as amended, expired on December 31, 2003. Mr. Lee continues his employ with the Corporation as its chief executive officer on an at will basis on the same terms and conditions as those contracted for the final year of his employment agreement which required a salary of $280,000 per annum.

The Corporation entered into an employment agreement with Dr. Joseph Schwarz on July 1, 2000, pursuant to which Dr. Schwarz was employed as its chief scientist. The agreement, as amended, expired on December 31, 2003. Dr. Schwarz continues his employ with the Corporation as its chief scientist on an at will basis on the same terms and conditions as those contracted for the final year of his employment agreement which required a salary of $200,000 per annum.

The Corporation entered into an employment agreement with Dr. Michael Weisspapir on July 1, 2000, pursuant to which Dr. Weisspapir was employed as a senior scientist. The agreement, as amended, expired on December 31, 2003. Dr. Weisspapir continues his employ with the Corporation as a senior scientist on an at will basis on the same terms and conditions as those contracted for the final year of his employment agreement which required a salary of $160,000 per annum.

The 2002 Benefit Plan of AlphaRx, Inc.

On June 14, 2002, the Corporation adopted The 2002 Benefit Plan of AlphaRx, Inc. (“2002 Benefit Plan”) under which 2002 Benefit Plan the Corporation may issue stock, or grant options registered pursuant to Form S-8 under the Securities Act of 1933, as amended, to acquire up to 2,000,000 shares of the Corporation’s common stock, from time to time to employees of the Corporation or its subsidiaries, all on the terms and conditions set forth in the 2002 Benefit Plan. In addition, at the discretion of the board of directors, stock or options may from time to time be granted under this 2002 Benefit Plan to other individuals, including consultants or advisors, who contribute to the success of the Corporation or its subsidiaries but are not employees of the Corporation or its subsidiaries. The 2002 Benefit Plan is intended to aid the Corporation in maintaining and developing a management team, attracting qualified officers and employees capable of assuring the future success of the Corporation, and rewarding those individuals who have contributed to the success of the Corporation. As of February 23, 2004, the Corporation has issued 995,600 shares of common stock and granted 0 options to acquire shares of the Corporation’s common stock pursuant to the 2002 Benefit Plan.

FEES PAID TO INDEPENDENT ACCOUNTANTS

Audit Fees.    The aggregate fees billed to the Corporation for professional services rendered by Schwartz Levitsky Feldman LLP for the audit of the Corporation’s annual financial statements for the fiscal year ended September 30, 2003, and for the reviews of the financial statements included in the Corporation’s Forms 10-Q for the quarter ended December 31, 2003 were CND$18,000.00, CND$4,000.00 of which was billed through December 31, 2003.

Financial Information Systems Design and Implementation.    There were no fees billed to the Corporation by Schwartz Levitsky Feldman LLP for financial information systems design or implementation during the fiscal year ended September 30, 2003.

All Other Fees.    The aggregate fees billed to the Corporation for services rendered by Schwartz Levitsky Feldman LLP, other than the services described above under “Audit Fees” and “Financial Information Systems Design and Implementation,” for the fiscal year ended September 30, 2003, were $0.

CERTAIN LEGAL PROCEEDINGS

Farhad Walji vs. AlphaRx, Inc. and AlphaRx Canada Limited filed in the Supreme Court of British Columbia on August 23, 2002. Farhad Walji has filed a claim asking for $25,000 plus interest for allegedly providing $20,000 pursuant to a subscription agreement to purchase common shares of the Corporation’s stock and damages resulting from lost opportunity. The Corporation has denied any liability in this case and is currently defending this action vigorously. Nonetheless, the value of the entire claim has been accrued in our financial statements as a contingent liability.

OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation’s executive officer and directors, and beneficial owners of more than 10% of the common stock, are required to file initial reports of ownership and reports of changes of ownership of the common stock with the Securities and Exchange Commission. The Securities and Exchange Commission rules require such person to furnish the Corporation with copies of all Section 16(a) reports they file. Based on a review of these reports, the Corporation believes that the applicable Section 16(a) reporting requirements were complied with for all transactions that occurred during the fiscal year ended September 30, 2003, except the following: Dr. David Milroy failed to timely file a Form 3 or Form 5 disclosing his position as a director of the Corporation prior to September 30, 2004. Dr. Milroy has since filed a Form 3 with the Securities and Exchange Commission.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In order to nominate persons for election to the board of directors at the 2005 Annual Meeting of the Corporation’s stockholders, or to bring other business constituting a proper matter for stockholder action under applicable law before the 2005 Annual Meeting, a stockholder must deliver written notice to the secretary of the Corporation at the principal executive offices of the Corporation not less than 30 days nor more than 60 days prior to the first anniversary of this Annual Meeting; provided, however, that in the event that the date of the 2005 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, the notice must be delivered not earlier than 120 days prior to the 2005 Annual Meeting and not later than the later of (a) 90 days prior to such meeting or (b) the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. If the board of directors, however, proposes to increase the number of directors at the 2005 Annual Meeting and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 10 days prior to the last date that a stockholder notice may be timely delivered pursuant to the immediately preceding sentence, then a stockholder’s notice must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than 10 days following the date of such public announcement. The Corporation urges stockholders that any stockholder proposals or nominations be sent certified mail, return-receipt requested.

ANNUAL MEETING

A copy of the Corporation’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003 accompanied this Proxy Statement. This Annual Report on Form 10-KSB does not form any part of the materials for the solicitation of proxies. Additional copies of the Annual Report on Form 10-KSB will be sent to any stockholder without charge upon written request addressed to: AlphaRx, Inc., at 200-168 Konrad Crescent, Markham, Ontario, Canada L3R 9T9.Canada Attention: Corporate Secretary.

By Order of the Board of Directors

/s/ Michael Lee

Michael Lee, Chairman of the Board of Directors

Markham, Ontario, Canada

February 23, 2004.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. FOR NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO SIGNATURE STOCK TRANSFER, INC. AT (972) 612-4122. THE PHONE NUMBER OF THE TRANSFER AGENT IS (972) 612-4120.

ALPHARX, INC.

Annual Meeting of Stockholders March 31, 2004

P    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R    The undersigned shareholder of AlphaRx, Inc. does hereby nominate, constitute and appoint Michael Lee, the true
O    and lawful proxy, agent and attorney of the undersigned, with full power of substitution, to vote for the
X    undersigned all of the common stock of said Corporation standing in the name of the undersigned at the close of
Y    business on February 19, 2004 at the Annual Meeting of Stockholders to be held at the Corporation's offices located at 200-168 Konrad Crescent, Markham, Ontario, Canada L3R, on Wednesday March 31, 2004 at 10:00 a.m. or at
     any adjournment or postponement thereof, with all of the powers which would be possessed by the undersigned if personally present.

|X|         Please mark votes as in this example.

         IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED     NOTE: Please print and sign name exactly as your name (or
         FOR ALL DIRECTOR NOMINEES AND FOR THE PROPOSALS.                      names) appears hereon. When signing as attorney, executor, administrator, trustee or guardian please give full title.
         PROPOSAL ONE                                                          If more than one trustee, all should sign. All joint owners must sign.

         Elect Michael Lee as a director to serve a 1 year term.               Signature _______________________

             FOR    AGAINST    ABSTAIN                                         Print     _______________________
             |_|      |_|         |_|
                                                                               Date      _______________________
         Elect Dr. David Milroy as a director to serve a 1 year term.
                                                                               Signature _______________________
             FOR    AGAINST    ABSTAIN
             |_|      |_|         |_|                                          Print     _______________________

         Elect Dr. Ford Moore as a director to serve a 1 year term.            Date      _______________________

         FOR    AGAINST    ABSTAIN
         |_|      |_|        |_|
                                                                              PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY PROMPTLY TO THE
         PROPOSAL TWO                                                         ATTENTION OF THE CORPORATION'S TRANSER AGENT IN THE ENCLOSED
                                                                              ENVELOPE.
         Appoint Schwartz Levitsky Feldman LLP  as auditors for the fiscal year ending September 30, 2004.

             FOR    AGAINST    ABSTAIN
             |_|      |_|        |_|